VARIABLE ANNUITY FUNDS A, B, C

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY CONTRACTS
issued by
ReliaStar Life Insurance Company of New York
and its
ReliaStar Life Insurance Company of New York Variable Annuity Funds A B & C

Supplement Effective as of April 29, 2011

This supplement updates and amends certain information contained in your current variable annuity prospectus and supplements thereto. Please read it carefully and keep it with your product prospectus for future reference.
___________________________________________

INFORMATION REGARDING THE INVESTMENT FUNDS
AVAILABLE THROUGH THE CONTRACT

The following chart lists the Investment Funds that are, effective April 29, 2011, available through ReliaStar Life Insurance Company of New York Variable Annuity Funds A B & C, along with each Investment Fund’s investment adviser/subadviser and investment objective. More detailed information about these Investment Funds can be found in the current prospectus and Statement of Additional Information for each Investment Fund. If you received a summary prospectus for any of the Investment Funds available through your Contract, you may obtain a full prospectus and other Investment Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Investment Fund’s summary prospectus.

There is no assurance that the stated objectives and policies of any of the Investment Funds will be achieved. Shares of the Investment Funds will rise and fall in value and you could lose money by investing in the Investment Funds. Shares of the Investment Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all Investment Funds are diversified, as defined under the 1940 Act.

Investment Adviser/
Fund Name	Subadviser	Investment Objective
ING Franklin Income Portfolio	Investment Adviser:	Seeks to maximize income while
(Class S)	Directed Services LLC	maintaining prospects for capital
	Subadviser:	appreciation.
Franklin Advisers, Inc.
ING PIMCO High Yield Portfolio	Investment Adviser:	Seeks maximum total return,
(Class S)	Directed Services LLC	consistent with preservation of
	Subadviser:	capital and prudent investment
	Pacific Investment Management	management.
Company LLC
ING Money Market Portfolio	Investment Adviser:	Seeks to provide high current return,
(Class I) *	ING Investments, LLC	consistent with preservation of
	Subadviser:	capital and liquidity, through
	ING Investment Management Co.	investment in high-quality money
*There is no guarantee that the ING		market instruments while
Money Market Subaccount will have a		maintaining a stable share price of
positive or level return.		$1.00.

X.53949-11	Page 1 of 2	April 2011

IMPORTANT INFORMATION ABOUT THE COMPANY’S INTEREST BEARING RETAINED ASSET ACCOUNT

Unless the beneficiary elects otherwise, lump-sum payments will generally be made into an interest bearing retained asset account that is backed by our general account. This account is not FDIC insured and can be accessed by the beneficiary through a draftbook feature. The beneficiary may access the entire death benefit at any time through the draftbook without penalty. Interest credited on this account may be less than you could earn if the lump-sum payment was invested outside of the Contract. Additionally, interest credited on this account may be less than under other settlement options available through the Contract, and the Company seeks to earn a profit on this account.

At the time of death benefit election, the beneficiary may elect to receive the Death Benefit directly by check rather than through the retained asset account draftbook feature by notifying us at the ING Customer Service Center at P.O. Box 5033, Minot, ND 58702-5033, 1-877-886-5050 or www.ingservicecenter.com.

MORE INFORMATION IS AVAILABLE

More information about the Investment Funds available through your Contract. including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Investment Fund. You may obtain these documents by contacting us at our:

ING Customer Service Center
P.O. Box 5033
Minot, ND 58702-5033
1-877-886-5050

If you received a summary prospectus for any of the Investment Funds available through your Contract, you may obtain a full prospectus and other Investment Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Investment Fund’s summary prospectus.

X.53949-11	Page 2 of 2	April 2011